UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2005

DOV PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49730	22-3374365
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

433 Hackensack Avenue, Hackensack, NJ 07601

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (201) 968-0980

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿠	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿠	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

࿠	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits hereto that are not historical facts constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, each as amended, including statements regarding our expectations with respect to the progress of our clinical trial programs. We caution you that forward-looking statements are inherently uncertain and are simply point-in-time estimates based on a combination of facts and factors currently known by us about which we cannot be certain. Actual results or events will surely differ and may differ materially from our forward-looking statements as a result of many factors, some of which we may not be able to predict or may not be within our control. Such factors may also materially adversely affect our ability to achieve our objectives and to successfully develop and commercialize our product candidates, including our ability to:

•	demonstrate the safety and efficacy of product candidates at each stage of development;

•	meet our development schedule for our product candidates, including with respect to clinical trial initiation, enrollment and completion;

•	meet applicable regulatory standards and receive required regulatory approvals on our anticipated time schedule or at all;

•	meet obligations and required milestones under our license and other agreements;

•	obtain and maintain collaborations as required with pharmaceutical partners;

•	obtain substantial additional funds;

•	obtain and maintain all necessary patents or licenses; and

•	produce drug candidates in commercial quantities at reasonable costs and compete successfully against other products and companies.

Factors that may cause our actual results to differ materially from our forward-looking statements include (i) one or more of our product candidates could be shown to cause harmful side effects, (ii) one or more of our product candidates may not exhibit the expected therapeutic results, (iii) we or the FDA may suspend one or more of our clinical trials, (iv) patient recruitment may be slower than expected or patients may drop out of our clinical trials, (v) regulatory approval for our product candidates may not be received or may be delayed, and (vi) our licensees and collaborative partners on whom our success depends may not fulfill their obligations to us. You should also refer to the risks discussed in our other filings with the Securities and Exchange Commission including those contained in our annual report on Form 10-K filed on March 15, 2005 and our quarterly reports on Form 10-Q filed on May 9, 2005 and August 9, 2005. We qualify all our forward-looking statements by these cautionary statements. There may be other factors that may materially affect our forward-looking statements and our future results. Readers should not place undue reliance on our forward-looking statements. We do not undertake any obligation and do not intend to update any forward-looking statement herein or in Exhibit 99.2 to reflect new facts that come to light.

ITEM 7.01. REGULATION FD DISCLOSURE

Please see Exhibit 99.1 regarding registrant’s Third Annual Scientific Symposium to be held October 28, 2005, at the Grand Hyatt in New York, New York. At the symposium, members of registrant’s senior management team will present an overview of and updates regarding registrant’s business and operations and strategies for the future. The presentation will utilize as visual aids the slides attached as Exhibit 99.2. The slides attached as Exhibit 99.2 have also been posted on registrant’s web site www.dovpharm.com.

Except as noted in Item 8.01 below, the information included or incorporated by reference in this Item 7.01 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of registrant under the Securities Act of 1933, as amended.  Furthermore, the furnishing of the information included or incorporated by reference in this Item 7.01 of this Report is not intended to constitute a determination by registrant that the information is material or that the dissemination of the information is required by Regulation FD.

ITEM 8.01. OTHER EVENTS

At the symposium described in Item 7.01, registrant intends, through display of certain of the slides filed as Exhibit 99.2 and referenced in Item 7.01, and accompanying oral commentary directed thereto, to update and make certain disclosures, including the following (only the specific slides referred to below are incorporated by reference in this Item 8.01):

•	new data regarding ongoing chronic lower back pain trial with bicifadine (see slide nos. 9, 13-18)

•	safety and efficacy data on bicifadine bunionectomy trial (see slide nos. 21-26)

•	projected NDA filing for chronic lower back pain in 1Q07 (see slide nos. 29, 30)

•	status on bicifadine acute pain trials (see slide nos. 21-27)

•	adverse event profile including gastrointestinal and euphoria associated with bicifadine (see slide no. 17)

•	projected sNDA filing for acute pain in 4Q07 (see slide nos. 31, 32)

•	summary strategy for potential use of bicifadine for osteoarthritis, fibromyalgia, post-herpetic neuralgia, migraine and diabetic neuropathy (see slide no. 43)

•	additional data on phase II results with DOV 216,303 for depression (see slide nos. 49-53)

•	status of phase Ib and phase II trials by registrant of DOV 21,947, under conditional license-back by Merck including development plan (see slide no. 56)

•	status of conditional license to Merck of pre-clinical compounds for testing by Merck (see slide no. 55)

•	further development of ocinaplon, registrant’s anxiolytic, stopped and status of back-up compounds (see slide no. 67)

•	status of DOV 102,677 for depression and alcohol abuse (see slide nos. 59-61)

•	non-opiate prescription pain market competition (see slide nos. 39, 40), and

•	recent polymorph, formulation and use and process patent filings on bicifadine (see slide no. 36).

ITEM 9.01. EXHIBITS.

(c)  Exhibits. The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Title
99.1	Press release, dated October 17, 2005, of DOV Pharmaceutical, Inc. (*)
99.2	Slide presentation of DOV Pharmaceutical, Inc. (*)

(*) Except as specifically noted in Item 8.01 above, the information included in these exhibits to this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of registrant under the Securities Act of 1933, as amended.  Furthermore, the furnishing of the information included in these exhibits to this Report is not intended to constitute a determination by registrant that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV Pharmaceutical, Inc.

Date: October 28, 2005	By:	/s/ Leslie Hudson
Dr. Leslie Hudson
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Title
99.1	Press release, dated October 17, 2005, of DOV Pharmaceutical, Inc. (*)
99.2	Slide presentation of DOV Pharmaceutical, Inc. (*)

(*) Except as specifically noted in Item 8.01 above, the information included in these exhibits to this Current Report on Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing(s) of registrant under the Securities Act of 1933, as amended.  Furthermore, the furnishing of the information included in these exhibits to this Report is not intended to constitute a determination by registrant that the information is material or that the dissemination of the information is required by Regulation FD.